                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 13, 2001
                Date of Report (Date of earliest event reported)



                             U.S. Technologies Inc.
               (Exact name of Registrant as Specified in Charter)

       Delaware                            0-15960                         73-1284747
     (State or Other                     (Commission                      (IRS Employer
Jurisdiction of Incorporation)           File Number)                   Identification No.)


           1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                 (202) 466-3100
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  Changes in Registrant's Certifying Accountant

     a.  New Independent Certified Public Accountants

     The Registrant has engaged Radin, Glass & Co., LLP ("Radin, Glass"), to be its independent public accountants to audit the Registrant's financial statements for the year ended December 31, 2001, upon approval by the Registrant's Board of Directors at its November 13, 2001 meeting.

Radin, Glass was previously engaged for the purpose of reviewing, and reviewed, the Registrant's unaudited interim financial statements for the quarters ended June 30 and September 30, 2001, included in the Registrant's Forms 10-Q for the periods then ended after the Registrant's previous dismissal of its independent certified public accountant reported in an 8-K dated August 16, 2001, and amended September 6, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              U.S. TECHNOLOGIES INC.



                              By: /s/ Gregory Earls
                                  ---------------------------
                                  Gregory Earls
                                  Chairman and Chief Executive Officer



Dated:  November 13, 2001
        Washington, DC